SUB-ITEM 77Q.1

MONEY MARKET
OBLIGATIONS TRUST
Amendment No. 41
to the
Amended & Restated
DECLARATION OF
TRUST
Dated October 6, 1989


THIS Declaration of
Trust is
amended as
follows:

	Strike the first
paragraph of Section 5 of
Article III from the
Declaration of Trust and
substitute in its place the
following:

       Section 5.
Establishment and
Designation of Series or
Class. Without limiting
the authority of the
Trustees set forth in
Article XII, Section 8,
inter alia, to establish and
designate any additional
series or class or to
modify the rights and
preferences of any
existing Series or Class,
the initial series and
classes shall be, and are
established and
designated as:
Federated Automated
Cash Management
Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated
Government Cash
Reserves
Service Shares
Federated Automated
Government Money
Trust
Federated California
Municipal Cash Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital
Reserves Fund
Federated Connecticut
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Florida
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia
Municipal Cash Trust
Federated Government
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Government
Obligations Tax
Managed Fund
Institutional Shares
Service Shares
Federated Government
Reserves Fund
Federated Liberty U.S.
Government Money
Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares



Federated
Massachusetts
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan
Municipal Cash Trust
Institutional Shares
Service Shares
Federated Minnesota
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money
Market Management
Capital Shares
Eagle Shares
Institutional Shares
Service Shares
Federated Municipal
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal
Trust
Federated New Jersey
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North
Carolina Municipal
Cash Trust
Federated Ohio
Municipal Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime Cash
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime
Management
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime Value
Obligations Fund
Capital Shares
Institutional Shares
Service Shares



Federated Tax-Free
Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free
Trust
Federated Treasury
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for
U.S. Treasury
Obligations
Federated U.S.
Treasury Cash
Reserves
Institutional Shares
Service Shares
Federated Virginia
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money
Market Fund
Investment Shares
Service Shares



	The
undersigned, President,
hereby certifies that the
above-stated Amendment
is a true and correct
Amendment to the
Declaration of Trust, as
adopted by the Board of
Trustees at a meeting on
the 13th day of February,
2014  to become
effective on March 14,
2014.

	WITNESS the
due execution
hereof this 11th
day of March,
2014.





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